SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ____)

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MOTORCAR PARTS & ACCESSORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOTORCAR PARTS & ACCESSORIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 10, 2003

To Our Shareholders:

     We will hold our 2003 annual meeting of the shareholders of Motorcar Parts & Accessories, Inc. (the “Company”) on Wednesday, December 10, 2003 at 10:00 a.m., Los Angeles time, at the Marriott Hotel, 3635 Fashion Way, Torrance, California 90503. As further described in the accompanying Proxy Statement, at this meeting we will consider and act upon:

     (1)  The election of five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified.

     (2)  The ratification and approval of the appointment of Grant Thornton, LLP as our independent certified public accountants for the fiscal year ended March 31, 2004.

     (3)  A proposal to adopt our 2003 Long-Term Incentive Plan.

     (4)  A proposal to amend our Certificate of Incorporation to change our name from Motorcar Parts & Accessories, Inc. to Motorcar Parts of America, Inc.

     (5)  The transaction of other business as may come properly before the meeting or any meetings held upon adjournment of the meeting.

     Our Board of Directors has fixed the close of business on October 22, 2003 as the record date for the determination of shareholders entitled to vote at the meeting or any meetings held upon adjournment of the meeting. Only record holders of our common stock at the close of business on that day will be entitled to vote. A copy of our 2003 Annual Report on Form 10-K is enclosed with this notice, but is not part of the proxy soliciting material.

     We invite you to attend the meeting and vote in person. If you cannot attend, to assure that you are represented at the meeting, please sign and return the enclosed proxy card as promptly as possible in the enclosed postage prepaid envelope. If you attend the meeting, you may vote in person, even if you previously returned a signed proxy.

By order of the Board of Directors

Charles W. Yeagley, Secretary Torrance, California November , 2003

PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
REPORT OF THE COMPENSATION COMMITTEE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 APPROVAL OF THE 2003 LONG-TERM INCENTIVE PLAN
PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION; CHANGE OF CORPORATE NAME
MISCELLANEOUS

MOTORCAR PARTS & ACCESSORIES, INC.
2929 California Street
Torrance, California 90503

PROXY STATEMENT

GENERAL INFORMATION

     We are sending you this proxy statement on or about November      , 2003 in connection with the solicitation of proxies by our Board of Directors. The proxies are for use at our 2003 annual meeting of shareholders, which we will hold at 10:00 a.m., Los Angeles time, on Wednesday, December 10, 2003, at the Marriott Hotel, 3635 Fashion Way, Torrance, California 90503. The proxies will remain valid for use at any meetings held upon adjournment of that meeting. The record date for the meeting is the close of business on October 22, 2003. All holders of record of our common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. Our principal executive offices are located at 2929 California Street, Torrance, California 90503, and our telephone number is (310) 972-4005.

     A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with our secretary an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

•	for our Board’s slate of nominees;

•	to ratify and approve the appointment of Grant Thornton, LLP as our independent certified public accountants for the fiscal year ended March 31, 2004;

•	to approve the adoption of our 2003 Long-Term Incentive Plan; and

•	to approve an amendment to our Certificate of Incorporation to change our name to Motorcar Parts of America, Inc.; and

•	as recommended by our Board with regard to all other matters, in its discretion.

     Our only voting securities are the outstanding shares of our common stock. At the record date, we had approximately 7,950,455 shares of common stock outstanding and approximately 50 shareholders of record. If the shareholders of record present in person or represented by their proxies at the meeting hold at least a majority of our outstanding shares of common stock, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers’ shares who cause abstentions to be recorded, are counted as present for quorum purposes.

     For each share of common stock you hold on the record date, you are entitled to one vote on all matters that we will consider at this meeting. You are not entitled to cumulate your votes. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called “broker non-votes.”

     The voting requirements for the proposals we will consider at the meeting are:

•	Election of directors. The five candidates who receive the highest number of affirmative votes will be elected. Votes against a candidate and votes withheld from voting for a candidate will have no effect on the election.

•	Ratification and Approval of Appointment of Grant Thornton, LLP. A majority of the shares present in person or by proxy at the meeting and entitled to vote on this matter must vote to approve and ratify the appointment of Grant Thornton, LLP as our independent certified public accountants for the fiscal year ended March 31, 2004.

•	Approval of our 2003 Long-Term Incentive Plan. A majority of the shares present in person or by proxy at the meeting and entitled to vote on this matter must vote to approve the plan and the total votes cast on the plan must represent over fifty percent of the shares entitled to vote on the plan. Abstentions count as votes cast and have the effect of a vote against the plan. Broker non-votes are not counted as votes cast and will have no effect on the outcome.

•	Approval of amendment to our Certificate of Incorporation. A majority of the shares present in person or by proxy at the meeting and entitled to vote on this matter must vote to approve the amendment to our Certificate of Incorporation to change our name to Motorcar Parts of America, Inc., and the total votes to approve this amendment must represent over 50% of the total number of outstanding shares of common stock. Abstentions count as votes cast and have the effect of a vote against the amendment to our Certificate of Incorporation. Broker non-votes are not counted as votes cast and will have no effect on the outcome.

     We will pay for the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy to our shareholders, as well as the cost of soliciting proxies relating to the meeting. We have requested banks and brokers to solicit their customers who beneficially own our common stock in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies by telephone and personal solicitation. We will pay no additional compensation to our officers, directors and employees for these activities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     Under our Bylaws, the authorized size of our Board is between three and seven members. We are asking our shareholders to elect five members to serve on our Board of Directors for a term of office consisting of the coming year or until their respective successors are elected and qualified. Our Board has nominated the five individuals named below for election as directors. Each nominee has agreed to serve as a director if elected.

     All of the nominees are currently serving as our directors. The term of office of each of the current directors expires on the date of the Annual Meeting. All of the nominees were elected at the last annual meeting.

     The persons named as proxies in the accompanying form of proxy have advised us that at the meeting they will vote for the election of the nominees named below, unless a contrary direction is indicated. If any of these nominees becomes unavailable for election to our Board of Directors for any reason, the persons named as proxies have discretionary authority to vote for one or more alternative nominees designated by our Board of Directors.

     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director. None of the nominees has any family relationship with any other nominee or with any of our executive officers.

Information concerning nominees to our Board of Directors

     The directors of the Company, their ages and present positions with the Company, are as follows:

Name	Age	Position with the Company

Selwyn Joffe [1]	45	Chairman of the Board of Directors, President and Chief Executive Officer
Mel Marks	75	Director
Murray Rosenzweig [2]	79	Director
Douglas Horn [3]	75	Director
Irvin Siegel [4]	57	Director

[1] Member of Compensation Committee until resignation from committee on October 31, 2003

[2] Member of Audit and Compensation Committees

[3] Chairman of Audit, Compensation and Ethics Committees

[4] Member of Audit, Compensation and Ethics Committees

     Selwyn Joffe has been our Chairman of the Board, President and Chief Executive Officer since February 2003. He has been a director of our Company since 1994 and Chairman since November 1999. From 1995 until his election to his present positions, he also served as a consultant to us. Prior to February 2003, Mr. Joffe was Chairman and CEO of Protea Group, Inc. a company specializing in consulting and acquisition services. From September 2000 to December 2001, Mr. Joffe served as President and CEO of Netlock Technologies, a company that specializes in securing network communications. In 1997, Mr. Joffe co-founded Palace Entertainment, a roll-up of amusement parks and served as its President and COO until August 2000. Prior to the founding of Palace Entertainment, Mr. Joffe was the President and CEO of Wolfgang Puck Food Company from 1989 to 1996. Mr. Joffe is a graduate of Emory University with degrees in both Business and Law and is a member of the Georgia State Bar as well as a certified public accountant.

     Mel Marks founded the Company in 1968. Mr. Marks has served as our Chairman of the Board of Directors and Chief Executive Officer from that time until July 1999. Prior to founding the Company, Mr. Marks was employed for over twenty years by Beck/Arnley-Worldparts, a division of Echlin, Inc. (one of the largest importers and distributors of parts for imported cars), where he served as Vice President. Mr. Marks has continued to serve as a consultant and director to the Company since July 1999.

     Murray Rosenzweig is a certified public accountant and has served on our Board of Directors since February 1994. Mr. Rosenzweig serves on our Audit and Compensation Committees. Since 1973, Mr. Rosenzweig has been the President and Chief Executive Officer of Linden Maintenance Corp., which operates a large fleet of taxicabs in New York City.

     Douglas Horn joined our Board of Directors on October 8, 2002, and he serves as the Chairman of our Audit, Compensation and Ethics Committees. Mr. Horn is a retired certified public accountant and attorney and was a revenue agent for the Internal Revenue Service. Mr. Horn worked as a staff accountant for Peat Marwick, was a senior partner of Douglas Horn & Company, a certified public accounting firm, and was a senior partner in the law firm of Horn & Spiro specializing in tax law until he retired in 1991. Mr. Horn also served as the treasurer of the American Diabetes Association for the New York Chapter.

     Irvin Siegel joined our Board of Directors on October 8, 2002 and serves on our Audit and Ethics Committees. Mr. Siegel is a retired attorney admitted to the bar of the state of New Jersey with a background in corporate finance. Since 1993, Mr. Siegel has been the principal owner of Siegel Company, a full service commercial real estate firm, and Mr. Siegel has also served as the director of real estate for Wolfgang Puck Food Company since 1992.

     Both Messrs. Horn and Rosenzweig are financial experts, independent from our management, and serve on our Audit Committee.

     Our Board of Directors formally approved the creation of our Ethics Committee on May 8, 2003 and adopted a Code of Business Conduct and Ethics, which applies to all our employees. This committee is currently comprised of Mr. Douglas Horn, who was appointed to serve as Chairman, and Mr. Irvin Siegel.

Information about our non-director executive officers

     The executive officers of the Company (other than executive officers who are also nominees to our board of directors), their ages and present positions with the Company, are as follows:

Name	Age	Position with the Company

Steven Kratz	48	Sr. Vice President — QA/Engineering
Charles Yeagley	55	Chief Financial Officer/Secretary

     Our executive officers are appointed by and serve at the discretion of our Board of Directors. A brief description of the business experience of each of our executive officers, other than executive officers who are also nominees to our Board of Directors, is set forth below.

     Steven Kratz , our Senior Vice President-QA/Engineering, has been employed by our company since 1988. Before joining us, Mr. Kratz was the General Manager of GKN Products Company, a division of Beck/Arnley-Worldparts. As Senior Vice-President-QA/Engineering, Mr. Kratz heads our quality assurance, research and development and engineering departments.

     Charles Yeagley has been our Chief Financial Officer since June 2000, responsible for all Finance issues, including Investor Relations, Product Costing, Cash Flow, Capital Expenditures, Budgeting, Forecasting, and Financial Planning. Mr. Yeagley is also responsible for the management of the Accounting, Purchasing, Information Technology, and Human Resource Departments. From 1995 to June 2000, Mr. Yeagley was the Chief Financial

Officer for Goldenwest Diamond Corporation – DBA The Jewelry Exchange, which is the nation’s largest privately-held manufacturer and retailer of fine jewelry. From July 1979 to December 1994, Mr. Yeagley was a principal in Faulkinbury and Yeagley, a certified public accounting firm that he co-founded. Mr. Yeagley is a certified public accountant and holds a Bachelor of Business Administration Degree with an emphasis in Accounting from Fort Lauderdale University and a Master of Business Administration Degree from Golden Gate University.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of our Company. Based solely on our review of copies of such forms received by us, or written representations from reporting persons that no Form 4s were required for those persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during 2003 fiscal year, except that timely filings were not made of (i) a Statement of Changes in Beneficial Ownership on Form 4 for Mr. Joffe upon the grant of stock options in connection with his appointment as President and Chief Executive Officer of the Company and (ii) Statements of Changes in Beneficial Ownership on Form 4 reporting annual stock option grants to each of Messrs. Joffe, Marks, Rosenzweig, Horn and Siegel for 2003 fiscal year and the 2002 fiscal year. All such Section 16(a) filings have now been made.

Information regarding our Board of Directors and its committees

     Our Board of Directors met eight times during fiscal 2003. Each of our directors attended 75% or more of the total number of meetings of the Board during fiscal 2003.

     Audit Committee. The current members of our Audit Committee are Douglas Horn, Murray Rosenzweig and Irvin Siegel. Both Messrs. Horn and Rosenzweig are financial experts, independent from our management. The Audit Committee oversees our auditing procedures, receives and accepts the reports of our independent certified public accountants, oversees our internal systems of accounting and management controls and makes recommendations to the board concerning the appointment of our auditors. Our Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Exhibit A. The Audit Committee met two times in fiscal 2003.

     Compensation Committee. The current members of our Compensation Committee are Douglas Horn, Murray Rosenzweig and Irvin Siegel. Selwyn Joffe resigned from the Compensation Committee on October 31, 2003. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to our executive compensation policies. The Compensation Committee is also responsible for evaluating the performance of our chief executive officer (as CEO, Mr. Joffe did not participate in the Compensation Committee’s evaluation of his performance) and other senior officers and making recommendations concerning the salary, bonuses and stock options to be awarded to these officers. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with the executive officers or directors of another entity. For further discussion of our Compensation Committee, see “Compensation Committee; Interlocks and Insider Participation” below. The Compensation Committee met two times in fiscal 2003.

     Ethics Committee. The current members of our Ethics Committee are Douglas Horn and Irvin Siegel. The Ethics Committee is responsible for implementing our Code of Business Conduct and Ethics. No member of the Ethics Committee has a relationship that would constitute an interlocking relationship with the executive officers or directors of another entity. The Ethics Committee met once in fiscal 2003.

Legal Proceedings

     On September 18, 2002, the Securities and Exchange Commission filed a civil suit against the Company and its former chief financial officer, Peter Bromberg, arising out of the SEC’s investigation into the Company’s financial statements and reporting practices for fiscal years 1997 and 1998. Simultaneously with the filing of the SEC Complaint, the Company agreed to settle the SEC’s action without admitting or denying the allegations in the

Complaint. Under the terms of the settlement agreement, the Company is subject to a permanent injunction barring the Company from future violations of the antifraud and financial reporting provisions of the federal securities laws. No monetary fine or penalty was imposed upon the Company in connection with this settlement with the SEC. The SEC’s case against Bromberg has not been settled. In addition, the United States Attorney’s Office for the Central District of California filed criminal charges against Bromberg on September 18, 2002 relating to his alleged role in the actions that form the basis for the SEC’s Complaint. Bromberg has pled guilty to these charges and is awaiting sentencing.

     The United States Attorney’s Office has previously informed us that it does not intend to pursue criminal charges against the Company arising from the events involved in the SEC Complaint. On February 13, 2003, we received a letter from the U.S. Attorney’s Office confirming this information. We have been informed that the U.S. Attorney’s Office has advised Richard Marks that he is a target of its investigation. During the 1997 and 1998 periods under investigation, Mr. Marks served as our President and COO. Mr. Marks served as an advisor to our Chief Executive Officer and Board of Directors until September 23, 2003. On that date, Mr. Marks submitted his resignation at the request of the Board.

     Based upon the terms of agreements we previously entered into with Richard Marks and Peter Bromberg, we have been paying the costs they have incurred in connection with the SEC and U.S. Attorney’s Office’s investigation. During fiscal 2003, we incurred costs of approximately $603,000 and $165,000, respectively, on behalf of Richard Marks and Peter Bromberg.

     While we are now current with respect to our SEC filings, we did not file a number of periodic reports we were obligated to file in prior periods. The SEC is aware of this fact and has reminded us that it has the authority to revoke or suspend our registration under the Securities Exchange Act of 1934 as a result of this non-compliance situation, which SEC action would prevent sales of our common stock through broker/dealers.

     We are subject to various other lawsuits and claims in the normal course of business. Management does not believe that the outcome of these matters will have a material adverse effect on our financial position or future results of operations.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the annual compensation of our Chief Executive Officer and the other four most highly compensated executive officers, whose salary and bonus exceeded $100,000 for the 2003 fiscal year and for services in all capacities to us during our 2003, 2002 and 2001 fiscal years.

						Shares
Name & Principal					Other Annual	Underlying	All Other
Position	Year	Salary		Bonus	Compensation	Options	Compensation

Selwyn Joffe	2003	—	(1)	—	$379,998 (1)	101,500 (2)		$4,164	(4)
Chairman of the Board	2002	—		—	$159,996	1,500		—
President & CEO	2001	—		—	$160,220	1,500		—

Anthony Souza(3)	2003	$300,000		$420,587	—	—		$25,037	(4)(6)
Former President & CEO	2002	$293,108		$593,189	—	60,000		$25,037	(4)
	2001	$301,985		$25,000	—	60,000		$8,332	(4)

Mel Marks	2003	—		—	$312,500	1,500	$
Director	2002	—		—	$197,500	1,500		—
	2001	$57,692		—	$105,000	1,500		$11,481	(5)

Steven Kratz	2003	$225,000		$20,000	—	—		—
Sr. VP – Engineering	2002	$219,345		$25,000	—	—		$3,604	(5)
	2001	$250,000		$10,000	—	—		$5,604	(5)

Charles Yeagley	2003	$178,846		$63,089	—	—		$25,037	(4)
Chief Financial Officer	2002	$175,257		$88,974	—	—		$25,037	(4)
	2001	$109,644		$10,000	—	25,000		$18,747	(4)

Richard Marks (7)	2003	$300,000		$315,418	—	—		$12,000	(5)
Advisor to the Board	2002	$318,000		$483,118	—	—		—
and the CEO	2001	$298,783		$25,000	—	—		—

(1)	Mr. Joffe became our President and Chief Executive Officer in February 2003 and is compensated at a base salary of $524,000 per year. The other compensation amounts include the amounts paid to Protea Group Inc., a consulting company wholly-owned by Mr. Joffe. Our contract with Protea was terminated when Mr. Joffe became our President and Chief Executive Officer.

(2)	Includes 100,000 options granted on March 3, 2003 of which 50,000 are exercisable immediately and 50,000 are exercisable on March 3, 2004.

(3)	Mr. Souza resigned from the positions of President and Chief Executive Officer in February 2003.

(4)	Represents reimbursement for health insurance premiums paid by employee.

(5)	Represents value of car allowance.

(6)	Does not include $230,000 of expenses that we recorded in connection with Anthony Souza’s departure and consulting services which may be provided by Mr. Souza after his departure.

(7)	Richard Marks resigned his position as advisor to the Board and the Chief Executive Officer on September 23, 2003 at the request of the Board.

Option Grants in Last Fiscal Year

Option Grants in the Last Fiscal Year

     The following table provides summary information regarding stock options granted during the year ended March 31, 2003 to each of our named executive officers. The potential realizable value is calculated assuming that the fair market value of our Common Stock appreciates at the indicated annual rate compounded annually for the entire term of the options, and that the option is exercised and sold on the last day of its term for the appreciated stock price. The assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate of the future prices or market value of our Common Stock.

Option Grants in Fiscal Year 2003

						Potential Realizable
						Value at Assumed
	Number of		% of Total			Annual Rates of Stock
	Securities		Options			price Appreciate for
	Underlying		Granted to			Option Terms
	Options		Employees in	Exercise or	Expiration
Name	Granted		Fiscal 2003	Base Price	Date	5% ($)	10% ($)

Mel Marks	1,500	(1)	1.00%	$3.60/share	4/30/2012	$3,396	$8,606
Murray Rosenzweig	1,500	(1)	1.00%	$3.60/share	4/30/2012	$3,396	$8,606
Douglas Horn	25,000	(1)	16.15%	$2.70/share	12/5/2012	$56,601	$143,601
Irvin Siegel	25,000	(1)	16.15%	$2.70/share	12/5/2012	$56,601	$143,601
Selwyn Joffe	100,000	(2)	64.70%	$2.16/share	3/3/2013	$135,841	$344,248

Totals	154,500		100.00%

(1)	The options are exercisable immediately.

(2)	One-half of these options are exercisable immediately with the remaining exercisable on the first anniversary of the date the options were granted.

Aggregated Fiscal 2003 Year-End Option Values

     No options were exercised during fiscal 2003. The following table sets forth the number and value of exercisable and unexercisable options held as of March 31, 2003 by each of the named executive officers.

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-the-Money Options
	at March 31, 2003		at March 31, 2003

	Exercisable	Unexercisable	Exercisable	Unexercisable

Selwyn Joffe	138,250	50,000	0	$4,500
Richard Marks	125,000	0	0	0
Charles Yeagley	25,000	0	$33,000	0
Steven Kratz	63,600	0	0	0

Equity Compensation Plan Information

	(a)	(b)	(c)

Number of securities remaining
	Number of securities to be		available for future issuance
	issued upon exercise of	Weighted-average exercise	under equity compensation
	outstanding options,	price of outstanding options	plans [excluding securities
Plan Category	warrants and rights	warranties and rights	reflected in column(a)

Equity compensation plans approved by security holders	940,375	$2.82	54,375 (1)
Equity compensation plans not approved by security holders	—	N/A	N/A
Total	940,375	$2.82	54,375

(1)	Consist of options issued pursuant to our 1994 Employee Stock Option Plan, as amended, our 1996 Employee Stock Option Plan and shares issued under the Director’s Plan.

Employment Agreements

     We have entered into an employment agreement with Mr. Selwyn Joffe pursuant to which he is employed full-time as our President and Chief Executive Officer in addition to serving as our Chairman of the Board of Directors. This agreement, entered into as of February 14, 2003 is scheduled to expire on March 31, 2006. All prior consulting agreements between the Company and Protea Group terminated as of February 14, 2003 except that Mr. Joffe is still entitled to receive the previously agreed upon transaction fee of 1% of the value of the “total consideration” of any transaction that his efforts help bring to our Company. This agreement provides for an annual base salary of $524,000 and we expect that Mr. Joffe will participate in our Executive Bonus Program as adopted and amended from time to time by our Board of Directors. Our Executive Bonus Program will be adopted and effective no later than the fiscal year beginning April 1, 2003. As additional consideration for services to be rendered, we granted Mr. Joffe a ten-year option to purchase 100,000 shares of our Common Stock, pursuant to our 1994 Stock Option Plan, at an exercise price of $2.16 per share, 50,000 of which vested on the date of grant and 50,000 of which are exercisable on the first anniversary of the date of grant. In addition to his cash consideration, Mr. Joffe receives an automobile allowance and other benefits including those generally provided to other employees of our Company. Mr. Joffe’s current agreement was negotiated on our behalf by Mel Marks and Douglas Horn.

     We have entered into an employment agreement with Mr. Charles Yeagley pursuant to which he is employed full-time as our Company’s Chief Financial Officer. The agreement, entered into on June 26, 2000 which was scheduled to expire on June 1, 2001, was extended through mutual consent to May 31, 2003 and provides for an annual base salary of $175,000. As additional consideration for services to be rendered, Mr. Yeagley was granted, for a period of ten years from date of said grant, an option to purchase 25,000 shares of our Common Stock, at $0.93 per share, pursuant to the terms of our 1994 Stock Option Plan. Furthermore, our Board of Directors may also grant supplemental bonuses or increase the base salary payable to Mr. Yeagley. In addition to his cash compensation, Mr. Yeagley receives an automobile allowance and other benefits, including those generally provided to other employees of our Company. Mr. Yeagley and the Company entered into a new contract on April 1, 2003 calling for a base salary of $215,000 per year and expiring on March 31, 2006.

     We entered into an employment agreement with Mr. Richard Marks in January 2000 pursuant to which he was employed full-time and reported directly to the Board of Directors and Chief Executive Officer of our Company. This agreement was entered into on January 1, 2000 was scheduled to expire on January 1, 2004 and provided for an annual base salary of $300,000. As an incentive, Mr. Marks was paid a bonus equal to five percent of our pre-tax income (without giving effect to any tax on such income, whether actual or offset by loss carryovers) in each fiscal year; provided that no bonus was payable until the amount of such pre-tax income in such year equaled at least $2 million, without carryover from year to year. In addition to his cash compensation, Mr. Marks received an automobile allowance and other benefits, including those generally provided to other employees of our Company as well as an allowance for the purpose of obtaining life insurance on his life and his spouse’s. In connection with Mr. Richard Marks’ resignation as an advisor to our Board and CEO, the Company paid Mr. Richard Marks $400,000 in recognition of the amounts that were due him under the terms of his employment agreement, which was scheduled to expire on December 31, 2003. Mr. Richard Marks is the son of Mr. Mel Marks, our Company’s founder and a member of our Board of Directors.

     In conformity with our policy, all of our directors and officers execute confidentiality and nondisclosure agreements upon the commencement of employment. The agreements generally provide that all inventions or discoveries by the employee related to our business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without prior approval of the Company. Our employment agreements with Richard Marks and Chuck Yeagley also contain non-competition provisions that preclude each employee from competing with the Company for a period of two years from the date of termination of his employment. Public policy limitations and the difficulty of obtaining injunctive relief may impair our ability to enforce the non-competition and nondisclosure covenants made by its employees.

Director Compensation

     Two of our Board members have supplemental compensatory arrangements with the Company. In August 2000, our Board of Directors agreed to engage Mr. Mel Marks to provide consulting services to the Company. Mr. Marks has 45 years of relevant experience in the industry and the Company and has relationships with key industry executives. Mr. Marks was paid an annual consulting fee of $180,000 — which was increased in January 2002 to $250,000 per year, increased to $300,000 per year in December 2002 and subsequently increased to $350,000 per year at the April 25, 2003 Board of Director’s meeting. The Board also authorized $50,000 of supplemental compensation to Mr. Marks in fiscal 2003. The Company can terminate its consulting arrangement with Mr. Marks at any time.

     We have agreed to pay Mr. Horn $120,000 per year for serving on our Board of Directors as well as assuming the responsibility for being the Chairman of our Audit, Compensation and Ethics Committees, respectively.

     In addition, each of our non-employee directors other than Mr. Horn receives annual compensation of $20,000, and is paid a fee of $2,000 for each meeting of the Board of Directors attended. Furthermore, each non-employee director other than Mr. Horn receives $2,000 for each meeting of the Audit Committee attended; $500 for each meeting of any other Committee of the Board of Directors attended and is reimbursed for reasonable out-of-pocket expenses in connection therewith.

     The Company’s 1994 Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”) provides that each non-employee director of the Company will be granted thereunder ten-year options to purchase 1,500 shares of Common Stock upon his or her initial election as a director, which options are fully exercisable on the first anniversary of the date of grant. The exercise price of the option will be equal to the fair market value of the Common Stock on the date of grant. In addition, the Company’s 1994 Stock Option Plan (the “1994 Stock Option Plan”) provides that each non-employee director of the Company receive formula grants of stock options as described below. Each person who served as a non-employee director of the Company during all of a fiscal year (the “Fiscal Year”) of the Company, including March 31 of that Fiscal Year, will receive in that Fiscal Year, an award under the 1994 Stock Option Plan of immediately exercisable ten-year options to purchase 1,500 shares of Common Stock in the Award Date. Each non-employee director who served during the year less than all of the Fiscal Year is awarded one-twelfth of a Full Award for each month or portion thereof that he or she served as a non-employee director of the Company. Each non-employee director may be granted additional options in the discretion of the Board or Compensation Committee.

Compensation Committee; Interlocks and Insider Participation

     The members of the Compensation Committee during fiscal 2003 were Messrs. Joffe and Rosenzweig until October, 2002 at which time Mr. Siegel and Mr. Horn were added to the committee and Mr. Horn was elected to serve as the Chairman. (Mr. Joffe resigned from the Compensation Committee on October 31, 2003.) The Compensation Committee is responsible for developing and making recommendations to the Board with respect to our executive compensation policies. The Compensation Committee is also responsible for evaluating the performance of our chief executive officer (as CEO, Mr. Joffe did not participate in the Compensation Committee’s evaluation of his performance) and our other senior officers and to make recommendations concerning the salary, bonuses and stock options to be awarded to these individuals. For a discussion of the contractual rights that certain of our officers have relative to bonuses and option grants, see “Employment Agreements” below.

     The terms of the employment with Mr. Joffe which we entered into as of February 14, 2003 were determined by negotiations between our representatives and Mr. Joffe. In this connection, we reviewed statistical and other material available to us. The negotiated terms reflect the results of our review and understanding of what a chief executive officer earns at comparable positions, the unique background Mr. Joffe has with our company, and in marketing and management generally, and what we understand an executive of Mr. Joffe’s stature could otherwise earn in the employment market. The Board and the Compensation Committee recognize that we operate in a challenging business environment and are confident with Mr. Joffe as our Chief Executive Officer.

     No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative return to holders of Common Stock for the fiscal years ended March 31, 1999, 2000, 2001, 2002 and 2003 with the National Association of Securities Dealers Automated Quotation (“NASDAQ”) Market Index and a peer group index of five competing companies for the same periods. The comparison assumes $100 was invested at the close of business on March 31, 1998 in the Common Stock and in each of the comparison groups, and assumes reinvestment of dividends.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
March 2003
Dollars
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
1998
1999
2000
2001
2002
2003
Motorcar Parts & Accessories, Inc.
NASDAQ US
Peer Group

Annual Return Percentage — Based upon historical performance, the following table depicts the annual percentage return earned in each of the three comparison groups:

Total Shareholder Returns — Dividends Reinvested

Annual Return Percentage

	Year Ended March 31,

Company/Index	1999	2000	2001	2002	2003

Motorcar Parts & Accessories, Inc.	-37.19%	-83.02%	-28.95%	225.00%	-50.55%
Peer Group	-30.76%	-17.73%	-27.97%	32.84%	-53.87%
NASDAQ	35.10%	86.03%	-60.01%	0.62%	-27.17%

Indexed Returns – Based upon historical performance, the following table displays the results of $100 invested at the close of business on March 31, 1998 in the Common Stock of each of the comparison groups and assumes reinvestment of dividends:

Indexed Returns

		Year Ended March 31,

	Base Period
Company/Index	31-Mar-98	1999	2000	2001	2002	2003

Motorcar Parts & Accessories, Inc.	100.0	62.81	10.66	7.58	24.63	12.18
Peer Group	100.0	69.24	56.97	41.03	54.51	25.31
NASDAQ Index Composite	100.0	135.10	251.32	100.51	101.13	73.65

		1998	1999	2000	2001	2002	2003

	Return %		-37.19	-83.02	-28.95	225.00	-50.55
Motorcar Parts & Accessories, Inc.
	Cum $	$100.00	$62.81	$10.66	$7.58	$24.63	$12.18
NASDAQ US	Return %		35.10	86.03	-60.01	0.62	-27.17
	Cum $	$100.00	$135.10	$251.32	$100.51	$101.13	$73.65
Peer Group Only	Return %		-30.76	-17.73	-27.97	32.84	-53.57
	Cum $	$100.00	$69.24	$56.97	$41.03	$54.51	$25.31
Peer Group + MPAA	Return %		-30.86	-18.37	-27.97	32.84	-53.55
	Cum $	$100.00	$69.14	$56.44	$40.65	$54.00	$25.09

NOTE: Data complete through last fiscal year.

NOTE: Corporate Performance Graph with peer group uses peer group only performance (excludes only Company).

NOTE: Peer group indices use beginning of period market capitalization weighting.

Peer Group Population

Champion Parts, Incorporated
Dana Corporation
Hastings Manufacturing Company
Standard Motor Production Company
Superior Industries International, Incorporated

REPORT OF THE COMPENSATION COMMITTEE

REGARDING COMPENSATION

     Our Compensation Committee is composed of Murray Rosenzweig, Douglas Horn and Irvin Siegel, each of whom is an outside member of our Board, and Selwyn Joffe, our chairman of the Board of Directors, President and Chief Executive Officer (Mr. Joffe resigned from the Compensation Committee on October 31, 2003). The compensation committee is responsible for developing and making recommendations to the board with respect to our executive compensation policies. The Compensation Committee is also responsible for evaluating the performance of our chief executive officer (as CEO, Mr. Joffe did not participate in the Compensation Committee’s evaluation of his performance) and other senior company officers and to make recommendations concerning the salary, bonuses and stock options to be awarded to our officers.

     The objectives of our executive compensation program are to:

•	Support the achievement of desired Company performance.

•	Provide compensation that will attract and retain superior talent and reward performance.

     We believe that the executive compensation program provides an overall level of compensation opportunity that is competitive within the automotive remanufacturing industry, as well as with a broader group of companies of comparable size and complexity.

     Executive Officer Compensation Program. Our executive officer compensation program is comprised of base salary, bonus and long-term incentive compensation in the form of stock options and various benefits, including medical plans and deferred compensation arrangements.

     Base Salary. Base salary levels for our executive officers are competitively set relative to companies in comparable manufacturing industries. In determining salaries, the committee also takes into account individual experience and performance and specific issues particular to the Company. The committee considered each of these factors in approving the salaries for all of the executive officers.

     Bonus Arrangements. As noted in the discussion under the caption “Employment Agreements,” several of our executive officers have contractual rights to bonuses and option grants and they were awarded those accordingly.

     Stock Option Program. The stock option program is our long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees), consultants and directors and, upon approval by our shareholders, will include the 2003 Long-Term Incentive Plan described in Proposal No. 3 below.

     Deferred Compensation. We contribute on behalf of each executive officer $.25 on each dollar, up to 6% of such executive officer’s annual salary and bonus, to our non-qualified deferred compensation plan.

     Benefits. We provide to executive officers medical benefits that are generally available to our other employees. The value of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary for fiscal 2003.

Doug Horn, Chair
Selwyn Joffe
Murray Rosenzweig
Irvin Siegel

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors oversees the auditing procedures of the Company, receives and accepts the reports of the Company’s internal systems of accounting and management controls and makes recommendations to the Board of Directors as to the selection and appointment of auditors for the Company.

     The Audit Committee recommended to the Board of Directors the approval of the independent accountants engaged to conduct the independent audit. The Audit Committee met with management and the independent accountants to review and discuss the March 31, 2003 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee reviewed written disclosures from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent accountants their firm’s independence.

     Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2003 and that the statements be filed with the Securities and Exchange Commission.

Doug Horn, Chair
Irvin Siegel
Murray Rosenzweig

     Audit fees. The aggregate fees paid to Grant Thornton, LLP for professional services rendered in connection with the audit of our consolidated financial statements for the years ended March 31, 2003 and March 31, 2002 and reviews of the Company’s condensed financial statements included in its Quarterly Reports on Form 10-Q during fiscal year 2003 and fiscal 2002, were $298,579 and $427,323, respectively. We paid no other fees to Grant Thornton, LLP during fiscal 2003 and fiscal 2002.

     The Audit Committee preapproved 100% of the services described above. In connection with this preapproval, the Audit Committee met with managing partner of the engagement and reviewed the scope of the proposed audit procedures and the estimated fees. The Audit Committee also reviewed and approved the proposed retainer agreement between the Company and Grant Thornton prior to the commencement of the audit.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 22, 2003, certain information as to the Common Stock ownership of each of our directors and nominees for director, all executive officers and directors as a group and all persons known by us to be the beneficial owners of more than five percent of our Common Stock.

	Amount and Nature of
Name and Address of	Beneficial Ownership		Percent of
Beneficial Shareholder	(1)		Class

Mel Marks	2,153,931	(2)	24.2%
c/o Motorcar Parts & Accessories, Inc.
2929 California Street
Torrance, CA 90503
Richard Marks	513,566	(3)	5.8%
11718 Barrington Court, #672
Los Angeles, CA 90049
Steven Kratz	63,600	(4)	(12)
c/o Motorcar Parts & Accessories, Inc.
2929 California Street
Torrance, CA 90503
Selwyn Joffe	188,250	(5)	2.1%
c/o Motorcar Parts & Accessories, Inc.
2929 California Street
Torrance, CA 90503
Murray Rosenzweig	51,500	(6)	(12)
c/o Linden Maintenance Corp.
134-02 33rd Avenue
Flushing, NY 11354
Douglas Horn	206,700	(7)	2.3%
6841 Lions Head Lane
Boca Raton, FL 33496
Irvin Siegel	25,000	(8)	(12)
2525 Michigan Avenue
Building J3
Santa Monica, CA 90404
Charles Yeagley	25,000	(9)	(12)
c/o Motorcar Parts & Accessories, Inc.
2929 California Street
Torrance, CA 90503
Dimensional Fund Advisors, Inc.	329,000	(10)	4.1%
1299 Ocean Avenue
Santa Monica, CA 90401
Directors and executive officers	2,711,981	(11)	30.5%
as a group – 7 persons

1.	The listed shareholders, unless otherwise indicated in the footnotes below, have direct ownership over the amount of shares indicated in the table.

2.	Includes 4,500 shares issuable upon exercise of currently exercisable options under the 1994 Stock Option Plan.

3.	Includes 125,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan, 142,857 shares held by The Marks Family Trust, of which Richard Marks is a Trustee and beneficiary and 11,586 shares held by Mr. Marks’ wife and their sons.

4.	Represents 63,600 shares issuable upon exercise of currently exercisable options under the 1994 Stock Option Plan.

5.	Represents 30,000 shares issuable upon exercise of options exercisable under the 1996 Stock Option Plan (the “1996 Stock Option Plan”); 103,750 shares issuable upon exercise of currently exercisable options under the 1994 Stock Option Plan; and 4,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

6.	Includes 4,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan; 34,000 shares issuable upon exercise of currently exercisable options under the 1994 Stock Option Plan and 13,000 shares of common stock which were purchased subsequent to the Company’s initial public offering.

7.	Includes 25,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan and 181,700 shares of common stock which were purchased prior to joining the Company’s Board of Directors in October 2002.

8.	Includes 25,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option.

9.	Represents 25,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan.

10.	The amount and nature of beneficial ownership of these shares by Dimensional Fund Advisors, Inc. is based solely on the Schedule 13G filings, as submitted to the Company. The Company’s Board of Directors has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.

11.	Includes 592,850 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan; 30,000 shares issuable upon exercise of currently exercisable options granted under the 1996 Stock Option Plan; and 9,000 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

12.	Less than 1%.

Certain Relationships and Related Transactions

     We have entered into a consulting agreement with Mel Marks, our founder, Board member and largest shareholder. We currently pay Mr. Mel Marks a consulting fee of $350,000 per year under this arrangement. We have also agreed to pay Douglas Horn, a member of our Board of Directors, $120,000 per year for his service as a member of the Board and Chairman of our Audit, Compensation and Ethics Committees. For additional information, see the discussion under the caption “Director Compensation”.

     As described under the caption “Employment Agreements”, we had an employment agreement with Richard Marks, Mel Mark’s son and holder of approximately 5.8% of our outstanding stock. In accordance with the terms of this agreement, we have been advancing to Mr. Richard Marks the costs he has incurred in connection with the SEC’s and the U.S. Attorney’s investigation into his activities during his tenure as our President and COO. For more information, see the discussion under the caption “Legal Proceedings”. During fiscal 2003, we incurred costs of approximately $603,000 on his behalf.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Audit Committee of the Board has selected Grant Thornton, LLP as the independent certified public accountants to audit our consolidated financial statements for fiscal 2004. Representatives of Grant Thornton, LLP are expected to be present at the meeting. These representatives will have an opportunity to make a statement and will be available to respond to questions regarding appropriate matters. The Board believes it is appropriate to submit for approval by our shareholders the appointment of Grant Thornton, LLP as our independent certified public accountant for fiscal 2004.

     The Board of Directors recommends that shareholders vote FOR this proposal.

PROPOSAL NO. 3

APPROVAL OF THE
2003 LONG-TERM INCENTIVE PLAN

     On October 31, 2003, our Board of Directors adopted our 2003 Long-Term Incentive Plan (the “2003 Incentive Plan”) subject to the approval of our shareholders. Our Board believes that it is desirable for, and in the best interests of, the Company to adopt the Plan and recommends that our shareholders vote in favor of the adoption of the Plan.

     Shareholder approval of the 2003 Incentive Plan is required to qualify the 2003 Incentive Plan under Sections 422 of the Code, and is one of several requirements under Section 162(m) of the Code if compensation payable pursuant to the 2003 Incentive Plan is to qualify for the performance-based exemption to the limitation on our ability to deduct compensation in excess of $1 million to “covered employees.”

     We anticipate registering with the Securities and Exchange Commission during 2003 the shares issuable as a result of the adoption of the 2003 Incentive Plan.

     The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Exhibit B. If a capitalized term is not defined below, that term has the meaning set forth in the Plan.

     Description of the Plan

     The purpose of the Plan is to foster and promote our long-term financial success and interests and to materially increase the value of the equity interests in the Company by: (a) encouraging the long-term commitment of selected key employees, (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a formal program for obtaining an ownership interest in the Company, (d) attracting and retaining outstanding key employees by providing incentive compensation opportunities competitive with other major companies, and (e) enabling participation by key employees in our long-term growth and financial success.

     The Plan is administered by the Compensation Committee (the “Committee”). The Committee has the full power and authority to construe and interpret the Plan and may, from time to time, adopt such rules and regulations of carrying out the Plan as it may deem appropriate. Committee decisions are final, conclusive and binding upon all parties.

     The 2003 Incentive Plan

     Under the 2003 Incentive Plan, the Committee has the authority to grant to our key employees and consultants the following types of awards: (i) stock options in the form of incentive stock options qualified under section 422 of the Code (“Incentive Options”), or nonqualified stock options (“Nonqualified Options,” or collectively with the Incentive Options “Options”), or both; (ii) stock appreciation rights (“SARs”); (iii) restricted stock (the “Restricted Stock”); (iv) performance-based awards; and (v) supplemental payments dedicated to payment of any income taxes that may be payable in conjunction with the 2003 Incentive Plan (collectively referred to as “Incentive Awards”). All of our employees are eligible to participate in the 2003 Incentive Plan. A total of 1,200,000 shares of Common Stock have been reserved for grants of Incentive Awards under the 2003 Incentive Plan. The 2003 Incentive Plan will terminate on October 31, 2013, unless terminated earlier by our Board of Directors.

     The Committee may limit an optionee’s right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Committee also has the right, in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 2003 Incentive Plan also provides that, under certain circumstances, if any employee is terminated within two years after a “Change of Control”, each Option or SAR then outstanding shall immediately become vested and immediately exercisable in full, all restrictions and conditions of all Restricted Stock then outstanding shall be deemed satisfied and the restriction period to have expired, and all Performance Shares and Performance Units shall become vested, deemed earned in full and properly paid. In the event of a change of control, however, the Committee may, after notice to the grantee, require the grantee to “cash-out” his rights by transferring them to the Company in exchange for their equivalent “cash value.”

     If we terminate an Employee’s employment for any reason other than death, disability, retirement, involuntary termination or termination for good reason, any Incentive Award outstanding at the time and all rights thereunder will terminate, and unless otherwise established by the Committee, no further vesting shall occur and the grantee shall be entitled to exercise his or her rights (if any) with respect to the portion of the Incentive Award vested as of the date of termination for a period of 30 calendar days after such termination date; provided, however, that if an Employee is terminated for cause, this employee’s right to exercise his or her rights (if any) with respect to the vested portion of his or her Incentive Award shall terminate as of the date of termination of employment. In the event of termination for death, disability, retirement, or in connection with a change in control, an Incentive Award may be only exercised as provided in an individual’s Incentive agreement, or as determined by the Committee.

     Options

     No Incentive Option may be granted with an exercise price per share less than the fair market value of the Common Stock at the date of grant. Nonqualified Options may be granted at any exercise price. The exercise price of an Option may be paid in cash, by an equivalent method acceptable to the Committee, or, at the Committee’s discretion, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or, at the Committee’s discretion, by delivery of a combination of cash and already owned shares of Common Stock. However, if the optionee acquired the stock to be surrendered directly or indirectly from us, he or she must have owned the stock to be surrendered for at least six months prior to tendering such stock for the exercise of an Option.

     An eligible employee (a “Grantee”) may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of our stock (a “Ten-Percent Shareholder”), unless the exercise price is not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant. Awards of Nonqualified Options are not subject to these special limitations.

     Except as otherwise provided by the Committee, awards under the 2003 Incentive Plan are not transferable other than as designated by the Grantee by will or by the laws of descent and distribution. The expiration date of an Incentive Option is determined by the Committee at the time of the grant, but in no event may an Incentive Option be exercisable after the expiration of 10 years from the date of grant of the Incentive Option (five years in the case of an Incentive Option granted to a Ten-Percent Shareholder).

     SARs

     SARs may be granted under the 2003 Incentive Plan in conjunction with all or part of an Option, or separately. The exercise price of the SAR shall not be less than the fair market value of the Common Stock on the date of the grant of the option to which it relates. The SAR granted in conjunction with an Option will be exercisable only when the underlying Option is exercisable and once an SAR has been exercised, the related portion of the Option underlying the SAR will terminate. Upon the exercise of an SAR, the Company will pay to the Grantee in cash, Common Stock, or a combination thereof (the method of payment to be at the discretion of the Committee), an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option price, multiplied by the number of SARs being exercised.

     The Committee, either at the time of grant or at the time of exercise of any Nonqualified Option or SAR, may provide for a supplemental payment (a “Supplemental Payment”) by the Company to the Grantee with respect to the exercise of any Nonqualified Option or SAR, in an amount specified by the Committee, but which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the exercise of the Nonqualified Option and/or SAR and the receipt of the Supplemental Payment, based on the assumption that the shareholder is taxed at the maximum effective federal income tax rate on such amounts. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

     Restricted Stock

     Restricted Stock awards may be granted under the 2003 Incentive Plan, and the provisions applicable to a grant of Restricted Stock may vary among participants. In making an award of Restricted Stock, the Committee will determine the periods during which the Restricted Stock is subject to forfeiture. During the restriction period, the Grantee may not sell, transfer, pledge or assign the Restricted Stock, but will be entitled to vote the Restricted Stock.

     The Committee, at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee that shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, based on the assumption that the employee is taxed at the maximum effective federal income tax rate on such amount.

     Performance Units

     The Committee may grant Incentive Awards representing a contingent right to receive cash (“Performance Units”) or shares of Common Stock (“Performance Shares”) at the end of a performance period. The Committee may grant Performance Units and Performance Shares in such a manner that more than one performance period is in progress concurrently. For each performance period, the Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Units or Performance Shares, which may vary depending on the degree to which performance objectives established by the Committee are met. The Committee may modify the performance measures and objectives as it deems appropriate.

     The basis for payment of Performance Units or Performance Shares for a given performance period shall be the achievement of those financial and nonfinancial performance objectives determined by the Committee at the beginning of the performance period. If minimum performance is not achieved for a performance period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the pre-established minimum performance standards, as determined by the Committee. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the performance period by the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable performance period.

     The Committee, at the date of payment with respect to such Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal income tax payable with respect to the amount of payment made with respect to such Performance Units or Performance Shares and receipt of the Supplemental Payment, based on the assumption that the Grantee is taxed at the maximum effective federal income tax rate on such amount.

     Tax Consequences

     Under current tax laws, the grant of an Option generally will not be a taxable event to the optionee, and we will not be entitled to a deduction with respect to such grant.

     Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding, and we will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When Common Stock received upon the exercise of a Nonqualified Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

     The exercise of an Incentive Option will not be taxable to the optionee, and we will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of Incentive Options under the Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Incentive Option.

     If an Option that was intended to be an Incentive Option under the Code does not qualify for favorable Incentive Option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for Incentive Options under the Code will be a disqualifying disposition of the surrendered shares. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee’s holding period for such shares.

     Despite the favorable tax treatment of Incentive Option for regular tax purposes described above, an Incentive Option is generally treated in the same manner as a Nonqualified Option for alternative minimum tax purposes. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of shares of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

     A Grantee receiving Restricted Stock generally will recognize ordinary income in the amount of the fair market value of the corresponding Common Stock at the time the Common Stock is no longer subject to forfeiture, less any consideration paid for the Common Stock. We will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the Grantee has long-term or short-term capital gain or loss on a subsequent sale generally begins when the restriction period expires, and the Grantee’s tax basis for such Common Stock will generally equal the fair market value of such Common Stock on such date.

     However, a Grantee may elect, under Section 83(b) of the Code, within 30 days of the grant of the Restricted Stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the Restricted Stock (determined without regard to the restrictions) over the price (if any) paid for the Restricted Stock. By reason of such an election, the Grantee’s holding period will commence on the date of grant and the Grantee’s tax basis will be equal to the fair market value of the Common Stock on that date (determined without regard to restrictions). Likewise, we generally will be entitled to a deduction at that time in the amount that is taxable as ordinary income to the Grantee. If the shares of Common Stock are forfeited after making such an election, the forfeiture shall be treated as a sale or exchange upon which there is a capital loss equal to the excess of purchase price of the forfeited shares of Common Stock over any amount realized on such forfeiture.

Section 162(m) limitation

     In general, under Section 162(m) of the Code, compensation expense deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Under a Code Section 162(m) transition rule for compensation plans of corporations which are privately held and which become publicly held in an initial public offering, the 2003 Incentive Plan will not be subject to Code Section 162(m) until the “Transition Date” which is defined as the earliest of (i) the expiration of the 2003 Incentive Plan, (ii) the material modification of the 2003 Incentive Plan; (ii) the issuance of all Common Stock and other compensation that has been allocated under the 2003 Incentive Plan; or (iii) the first meeting of shareholders at which directors are to be elected that occurs after December 31, 2001. After the Transition Date, Incentive Awards granted under the 2003 Incentive Plan, other than Options and SARs, will not qualify as “performance-based compensation” for purposes of Code Section 162(m) unless such Incentive Awards are granted or vested upon preestablished objective performance goals, the material terms of which are disclosed to and approved by our shareholders.

     We have attempted to structure the 2003 Incentive Plan in such a manner that, after the Transition Date, subject to obtaining shareholder approval of the 2003 Incentive Plan, the remuneration attributable to Incentive Awards which meet the other requirements of Code Section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

     Amendment and Termination

     The Committee or the Board of Directors may from time to time amend, and the Board of Directors may terminate, the 2003 Incentive Plan, provided that no such action shall adversely affect purchase rights already granted thereunder without the consent of the employees and, provided further, that no amendment may be made without the approval of our shareholders if such shareholder approval of the amendment is necessary in order to comply with applicable law.

     The Board of Directors recommends that shareholders vote FOR this proposal.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION;
CHANGE OF CORPORATE NAME

     On October 31, 2003, our Board of Directors adopted an amendment to our Certificate of Incorporation to change our corporation’s name from Motorcar Parts & Accessories, Inc. to Motorcar Parts of America, Inc. The form of the amendment to our Certificate of Incorporation is attached to this Proxy Statement as Exhibit C.

     To be effective, this amendment to our Certificate of Incorporation must be approved by our shareholders. The Board believes that the change of our corporate name is in the Company’s best interest to reflect the current nature of our business. Earlier in our history, we did sell car accessories. We discontinued this line of business more than 10 years ago, and the Board concluded it was appropriate to change our corporate name to make that name more consistent with our current business.

     The Board of Directors recommends that shareholders vote FOR this proposal.

MISCELLANEOUS

Shareholder Proposals

     Any shareholder proposal intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company not later than June 8, 2004 for inclusion in our proxy statement and form of proxy for that meeting.

Other Matters

     We do not intend to bring before the meeting for action any matters other than those specifically referred to in this Proxy Statement, and we are not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the meeting, the persons named in the Proxy intend to vote on any such matter in accordance with their best judgment, including any matters or motions dealing with the conduct of the meeting.

Proxies

     All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

By Order of the Board of Directors

Charles W. Yeagley
Secretary
November , 2003

Exhibit A

MPA AUDIT COMMITTEE CHARTER

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission. In particular, all members shall have sufficient financial experience and ability to enable them to discharge their responsibilities. At least one member shall be a financial expert as defined in the Sarbanes-Oxley Act of 2002.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, evaluate and if necessary replace the independent auditor, and shall pre-approve all audit engagement fees and terms and all non-audit service engagements with the independent auditor.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent counsel and other advisers.

The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions periodically.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the board for approval. The Audit Committee shall assess its performance of the duties specified in this charter annually and report its findings to the board of directors.

In keeping with the foregoing statements, the Audit Committee shall have the following authority and responsibilities:

Financial Statement and Disclosure Matters

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1. Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in management’s discussion and analysis and all matters required to be reviewed under applicable legal, regulatory, including Securities & Exchange Commission, requirements.

2. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.

3. Discuss with management the company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies.

5. Discuss with management and the independent auditor any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company’s Relationship with the Independent Auditor

6. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the company.

7. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management. The Audit Committee shall present its conclusions to the board of directors and, if so determined by the Audit Committee, recommend that the board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

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8. Set policies for the hiring of employees or former employees of the independent auditor.

Oversight of the Company’s Internal Audit Function

9. Review the appointment and replacement of all internal auditors, in the event that the internal audit function is provided by an outside vendor, the firm providing internal audit services.

10. Review the significant reports to management prepared by the internal auditing function and management’s responses.

11. Discuss with the chief executive officer and the chief financial officer of the company, all significant deficiencies in the design or operation of internal controls which could adversely affect the company’s ability to record, process, summarize, and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal controls.

Compliance Oversight Responsibilities

12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, has been complied with.

13. Review any matters relating to the integrity of management, including conflicts of interest, and adherence to the company’s Code of Business Conduct and Ethics. In connection with these reviews, the Audit Committee will meet, as appropriate, with the general counsel and other company officers and employees.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Exhibit B

MOTORCAR PARTS OF AMERICA*, INC.
LONG TERM INCENTIVE PLAN

*   The name of the Plan assumes that the amendment to our Certificate of Incorporation to change our corporate name, as set forth in Proposal 4 of this Proxy Statement, is approved by our shareholders. If this amendment is not approved, the name of the Plan will be the Motorcar Parts & Accessories, Inc. Long Term Incentive Plan.

i

(continued)

ii

MOTORCAR PARTS OF AMERICA, INC.

LONG TERM INCENTIVE PLAN

SECTION 1

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

     1.1 PURPOSE.

     The purpose of the Motorcar Parts of America, Inc. Long Term Incentive Plan (the “Plan”) is to foster and promote the long-term financial success of Motorcar Parts of America, Inc. (the “Company”) and materially increase the value of the equity interests in the Company by: (a) encouraging the long-term commitment of selected key employees (defined in Section 1.2(i) below), (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a formal program for obtaining an ownership interest in the Company, (d) attracting and retaining outstanding key employees by providing incentive compensation opportunities competitive with other major companies and (e) enabling participation by key employees in the long-term growth and financial success of the Company. The Plan provides for payment of various forms of incentive compensation and, accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

     1.2 DEFINITIONS.

     The following terms shall have the meanings set forth below:

          (a) APPRECIATION. The difference between the exercise price per share of the Common Stock subject to a Stock Appreciation Right (SAR) and the Fair Market Value of a share of Common Stock on the date of exercise of the SAR.

          (b) BOARD. The Board of Directors (or equivalent governing authority) of the Company.

          (c) CHANGE OF CONTROL. Any of the events described in and subject to SECTION 5.7.

          (d) CODE. The Internal Revenue Code of 1986, as amended.

          (e) COMPENSATION COMMITTEE OR COMMITTEE. The Committee, which shall be comprised of two or more members of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code, who shall be appointed by the Board to administer the Plan, which Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. In the absence of a Committee, reference thereto shall be to the Board.

          (f) COMMON STOCK. Company Common Stock, par value $.01 per share, which the Company is authorized to issue or may in the future be authorized to issue.

          (g) COMPANY. Motorcar Parts of America, Inc. and any successor corporation.

          (h) DISABILITY. Any complete and permanent disability as defined in Section 22(e)(3) of the Code and determined in accordance with the procedures set forth in the regulations, thereunder.

          (i) EMPLOYEE. Any common-law employee of the Company, Parent or Subsidiary, who, in the opinion of the Committee, is one of a select group of executive officers, other officers or other key management personnel of the Company, Parent or Subsidiary who is in a position to contribute materially to the continued growth and development and to the continued financial success of the Company, Parent or Subsidiary, including executive officers and officers who are members of the Board and including consultants and advisors.

          (j) EXCHANGE ACT. The Securities and Exchange Act of 1934, as amended.

          (k) FAIR MARKET VALUE. The closing sales price of Common Stock as reported or listed on a national securities exchange on any relevant date for valuation, or, if there is no such sale on such date, the applicable prices as so reported on the nearest preceding date upon which such sale took place. In the event the shares of Common Stock are not listed on a national securities exchange, the Fair Market Value of such shares shall be determined by the Committee in its sole discretion.

          (l) GRANTEE. Any Employee who in the opinion of the Committee performs significant services for the benefit of the Company and who is granted an Incentive Award under the Plan.

          (m) INCENTIVE AWARD. Any incentive award, individually or collectively, as the case may be, including any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, or Performance Share, as well as any Supplemental Payment, granted under the Plan.

          (n) INCENTIVE AWARD AGREEMENT. The written agreement entered into between the Company and the Grantee pursuant to which an Incentive Award shall be made under the Plan.

          (o) INCENTIVE STOCK OPTION. A stock option which is intended to qualify as an Incentive Stock Option under Section 422 of the Code and which shall be granted by the Committee to a Grantee under the Plan.

          (p) INVOLUNTARY TERMINATION. The termination of a Grantee’s employment by the Company other than for death, Disability, Retirement, Terminated for Cause, Termination for Good Reason, or in the event of a Change of Control (as defined in SECTION 5.7(a) below).

          (q) NON-QUALIFIED STOCK OPTION. A stock option granted by the Committee to a Grantee under the Plan, which shall not qualify as an Incentive Stock Option.

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          (r) OPTION. A Non-Qualified Stock Option or Incentive Stock Option granted by the Committee to a Grantee under the Plan.

          (s) PARENT. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

          (t) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Units or Performance Shares.

          (u) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

          (v) PLAN. The Motorcar Parts of America, Inc. Long Term Incentive Plan, as hereinafter amended from time to time.

          (w) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee subject to the Restrictions set forth in SECTION 3.2 hereof.

          (x) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

          (y) RESTRICTION PERIOD. The period of time determined by the Committee during which Restricted Stock is subject to the restrictions under the Plan.

          (z) RETIREMENT. The termination of employment by the Company, Parent or Subsidiary constituting retirement as determined by the Committee.

          (aa) SECTION 162(m) PARTICIPANT. Any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

          (bb) STOCK APPRECIATION RIGHT or SAR. A Stock Appreciation Right described in SECTION 2.4 hereof.

          (cc) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

          (dd) SUPPLEMENTAL PAYMENT. Any amounts described in SECTIONS 2.5, 3.5 and/or 4.2 dedicated to payment of any income taxes that are payable on an Incentive Award as determined by the Committee.

          (ee) TERMINATED FOR CAUSE. An Employee shall be deemed Terminated for Cause if he or she is terminated as a result of a breach of his or her written employment agreement (or consulting or advisory contract), in the event one exists, or if the Committee determines that such Employee is being terminated as a result of misconduct, dishonesty, disloyalty,

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disobedience or action that might reasonably injure the Company, Parent or Subsidiary or their business interests or reputation.

          (ff) TERMINATION FOR GOOD REASON. The resignation of an Employee shall be deemed to be a Termination for Good Reason if Employee’s resignation is within two years of a Change of Control as defined in SECTION 5.7, caused by and within ninety (90) days of the following: (i) without the express written consent of Employee, any duties that are assigned that are materially inconsistent with Employee’s position, duties and status with the Company at the time of the Change of Control; (ii) any action by the Company that results in a material diminution in the position, duties or status of Employee with the Company at the time of the Change of Control or any transfer or proposed transfer of Employee for any extended period to a location outside his principal place of employment at the time of the Change of Control without his consent, except for a transfer or proposed transfer for strategic reallocations of the personnel reporting to Employee; (iii) the base annual salary of Employee, as the same may hereafter be increased from time to time, is reduced; or (iv) without limiting the generality or effect of the foregoing, the Company fails to comply with any of its material obligations hereunder.

     1.3 ADMINISTRATION.

          (a) COMMITTEE POWERS. The Plan shall be administered by the Committee, which shall have full power and authority to: (i) designate Grantees; (ii) determine the Incentive Awards to be granted to a Grantee and whether such Incentive Awards are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; (iii) subject to SECTION 1.4 of the Plan, determine the Common Stock (or securities convertible into Common Stock) to be covered by Incentive Awards and in connection therewith, to reserve shares of Common Stock as needed in order to cover grants of Incentive Awards; (iv) determine the terms and conditions of any Incentive Award; provided however, that the terms and conditions of Incentive Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m)(4)(C) of the Code; (v) determine whether, to what extent, and under what circumstances Incentive Awards may be settled or exercised in cash, Common Stock, other securities, or other property, or cancelled, substituted, forfeited or suspended, and the method or methods by which Incentive Awards may be settled, exercised, cancelled, substituted, forfeited or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Incentive Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and guidelines as the Committee shall deem necessary or appropriate for administration of the Plan; (viii) appoint such agents as it shall deem appropriate for the administration of the Plan; provided however, that the Committee shall not delegate any of the power or authority set forth in (i) through (vii) above; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. No member of the Committee shall vote or act upon any matter relating solely to himself. All designations, determinations, interpretations and other decisions with respect to the Plan or any Incentive Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all persons, including the Company, Parent or Subsidiary, any Grantee, any holder or beneficiary of any Incentive Award, any owner of an equity interest in the Company and any Employee.

          (b) NO LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Incentive

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Award under this Plan, and, to the fullest extent permitted by the Company’s Articles of Incorporation and Bylaws, the Company shall indemnify each member of the Committee.

          (c) MEETINGS. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members.

     1.4 SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

          (a) COMMON STOCK AUTHORIZED. Subject to adjustment under SECTION 5.5, the aggregate number of shares of Common Stock available for granting Incentive Awards under the Plan shall be equal to 1,200,000 shares of Common Stock. If any Incentive Award shall expire or terminate for any reason, without being exercised or paid, shares of Common Stock subject to such Incentive Award shall again be available for grant in connection with grants of subsequent Incentive Awards, subject to the limitations of SECTION 1.7.

          (b) COMMON STOCK AVAILABLE. The Common Stock available for issuance or transfer under the Plan shall be made available from such shares reserved under the Plan, from such shares now or hereafter held by the Company or from such shares to be purchased or acquired by the Company. The Common Stock available for issuance or transfer under the Plan, if applicable, shall be made available from shares now or hereafter held by the Company or from such shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

          (c) INCENTIVE AWARD ADJUSTMENTS. Subject to the limitations set forth in SECTIONS 1.7, 5.6 and 6.8, the Committee may make any adjustment in the exercise price or the number of shares subject to any Incentive Award, or any other terms of any Incentive Award. Such adjustment shall be made by amending, substituting or canceling and re-granting such Incentive Award with the inclusion of terms and conditions that may differ from the terms and conditions of the original Incentive Award. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

     1.5 PARTICIPATION.

          (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, if any, to be granted Incentive Awards under the Plan, the type of awards granted, the number of shares, options, rights or units, as the case may be, which shall be granted to each such Employee and any other terms or conditions relating to the awards as it may deem appropriate, consistent with the provisions of the Plan. An Employee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

          (b) NO NON-EMPLOYEE BOARD PARTICIPATION. In no event may any member of the Board who is not an Employee be granted an Incentive Award under the Plan.

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     1.6 INCENTIVE AWARDS.

     The forms of Incentive Awards under this Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in SECTION 2, Restricted Stock and Supplemental Payments as described in SECTION 3, and Performance Units or Performance Shares and Supplemental Payments as described in SECTION 4.

     1.7 MAXIMUM INDIVIDUAL RIGHTS.

     To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the maximum number of shares an individual may receive and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the maximum number of shares an individual may receive. Furthermore, to the extent required by Section 162(m) of the Code, if, after the grant of an SAR, the base amount which Appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company’s Common Stock, the transaction will be treated as a cancellation of the SAR and a grant of a new SAR and both the SAR deemed to be cancelled and the SAR deemed to be granted will be counted against the maximum number of shares an individual may receive.

SECTION 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 GRANT OF OPTIONS.

     The Committee is authorized to grant Options to Grantees in accordance with the terms and conditions required pursuant to this Plan and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

     2.2 OPTION TERMS.

          (a) EXERCISE PRICE. The exercise price per share of Common Stock under each Option shall be determined by the Committee; provided however, that, in the case of an Option intended to qualify as an Incentive Stock Option or as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such exercise price shall not be less than 100% of the Fair Market Value per share of such stock on the date the Option is granted, as determined by the Committee (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). For purposes of this SECTION 2.2, Ten-Percent Stockholder shall mean an individual owning more than 10% of the total combined voting power of all classes of stock of the Company, Parent or Subsidiary.

          (b) TERM. The Committee shall fix the term of each Option which, in the case of an Incentive Stock Option, shall be not more than ten years from the date of grant. In the event no term is fixed, such term shall be ten years from the date of grant. The term shall be five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

          (c) EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee may accelerate the exercisability of

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any Option or a portion thereof at any time. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide that all or part of the Options received by a Grantee upon the exercise of a Non-Qualified Stock Option shall be Restricted Stock subject to any or all of the restrictions or conditions set forth in SECTION 3.2.

     2.3 OPTION EXERCISES.

          (a) METHOD OF EXERCISE. To purchase shares under any Option granted under the Plan, Grantees must give notice in writing to the Company of their intention to purchase and specify the number of shares of Common Stock as to which they intend to exercise their Option. Upon the date or dates specified for the completion of the purchase of the shares, the purchase price will be payable in full. The purchase price may be paid in cash or an equivalent acceptable to the Committee. At the discretion of the Committee, the exercise price per share of Common Stock may be paid by the assignment and delivery to the Company of shares of Common Stock owned by the Grantee or a combination of cash and such shares equal in value to the exercise price. However, if the Grantee acquired the stock to be surrendered directly or indirectly from the Company, he must have owned the stock to be surrendered for at least six months prior to tendering such stock for the exercise of an Option. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price shall be valued at the Fair Market Value on the exercise date. In addition, at the request of the Grantee and to the extent permitted by applicable law, the Company in its discretion may selectively approve a “cashless exercise” arrangement with a brokerage firm under which such brokerage firm, on behalf of the Grantee, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Grantee, shall promptly deliver the shares being purchased to such firm.

          (b) In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and any rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of date the date of grant) of the Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, the Parent and Subsidiary become exercisable by a Grantee during any calendar year shall not exceed $100,000. To the extent that the limitation set forth in the preceding sentence is exceeded for any reason (including the acceleration of the time for exercise of an Option), the Options with respect to such excess amount shall be treated as Non-Qualified Stock Options.

          (c) PROCEEDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options exercised under the Plan will be used for general purposes of the Company.

     2.4 STOCK APPRECIATION RIGHTS.

          (a) GENERAL PROVISIONS. The Committee may grant SARs in connection with the grant of an Option (“Tandem SARs”) or independent of an Option (“Independent SARs” or collectively with the Tandem SARs “SARs”). The Committee, in its discretion, may determine whether an SAR is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Incentive Agreements evidencing SARs intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

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               (b) TANDEM SARS. A Tandem SAR shall be issued in connection with the granting of an Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable, and shall be subject to the conditions applicable to such Option. When a Tandem SAR is exercised, the Option to which it relates shall terminate to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when an Option is exercised, the Tandem SAR relating to such Option shall terminate. Any Tandem SAR that is outstanding on the last day of the term of the related Option shall be automatically exercised on such date for cash without any action by the Grantee. The exercise price per share of Common Stock subject to a Tandem SAR shall be fixed in the Incentive Award Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of the grant of the Option to which the Tandem SAR relates. Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Tandem SAR.

               (c) INDEPENDENT SARS. An Independent SAR shall be unrelated to any Option and shall have a term set by the Committee. An Independent SAR shall be exercisable in such installments as the Committee may determine. An Independent SAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each Independent SAR shall be set by the Committee, provided however, that the exercise price per share of Common Stock subject to each Independent SAR, that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant of the Independent SAR, unless Incentive Agreements evidencing Independent SARs intended to so qualify shall contain such other terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Upon exercise of an Independent SAR, the holder shall receive, for each share with respect to which the Independent SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Independent SAR.

          2.5 SUPPLEMENTAL PAYMENT ON EXERCISE OF NON-QUALIFIED STOCK OPTIONS OR STOCK APPRECIATION RIGHTS.

          The Committee, either at the time of grant or at the time of exercise of any Non-Qualified Stock Option or SAR, may provide for a supplemental payment (the “Supplemental Payment”) by the Company to the Grantee with respect to the exercise of any Non-Qualified Stock Option or SAR. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable with respect to both the exercise of the Non-Qualified Stock Option and/or SAR and the receipt of the Supplemental Payment, assuming the holder is taxed at the maximum effective income tax rate(s) applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 calendar days of the date of exercise of a Non-Qualified Stock Option or SAR (or, if later, within 30 calendar days of the date on which income is recognized for income tax purposes with respect to such exercise).

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SECTION 3

RESTRICTED STOCK

     3.1 AWARD OF RESTRICTED STOCK.

          (a) GRANT. In consideration of the performance of services by the Grantee, shares of Restricted Stock may be awarded under this Plan by the Committee on such terms and conditions and with such restrictions as the Committee may from time to time approve, all of which may differ with respect to each Grantee. Such Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee shall determine.

          (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Each Restricted Stock Award will constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Grantee in consideration of the performance of services, entitling such Grantee to all voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a substantial risk of forfeiture and restrictions on transfer. Shares of Common Stock awarded pursuant to a grant of Restricted Stock will be held by the Company, or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. Any such trust or escrow shall not be insulated from the claims of the general creditors of the Company in the event of bankruptcy or insolvency of the Company.

     3.2 RESTRICTIONS.

          (a) RESTRICTIVE CONDITIONS. Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restriction Period: (i) the shares of Common Stock of the Company included in the Restricted Stock Award shall be subject to one or more restrictions, including without limitation, a restriction that constitutes a “substantial risk of forfeiture” within the meaning of Section 83 of the Code and regulations promulgated thereunder, and to the restrictions on transferability set forth in SECTION 5.2; (ii) unless otherwise approved by the Committee, the shares of Common Stock included in the Restricted Stock Award that are subject to restrictions that are not satisfied at such time the Grantee ceases to be employed by the Company shall be forfeited and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company when an Employee leaves the employ of the Company; and (iii) any other restrictions that the Committee may determine in advance are necessary or appropriate.

          (b) FORFEITURE OF RESTRICTED STOCK. If for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restriction Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Grantee and re-acquired by the Company.

          (c) REMOVAL OF RESTRICTIONS. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, including the restrictions under the Restriction Period, whenever it may determine that, by reason of changes in applicable laws or other

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changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

     3.3 RESTRICTION PERIOD.

     The Restriction Period of Restricted Stock shall commence on the date of grant and shall be established by the Committee in the Incentive Award Agreement setting forth the terms of the award of Restricted Stock.

     3.4 DELIVERY OF SHARES OF COMMON STOCK.

     Subject to SECTION 6.3, at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restriction Period has expired with all restrictions thereon having been satisfied shall be delivered without charge to the Grantee, or his personal representative, free of all restrictions under the Plan.

     3.5 SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK.

     The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective income tax rate(s) applicable thereto. The Supplemental Payment shall be paid within 30 calendar days of each date that Restricted Stock vests. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

     3.6 PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each

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Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

SECTION 4

PERFORMANCE UNITS AND PERFORMANCE SHARES

     4.1 PERFORMANCE BASED AWARDS.

          (a) GRANT. The Committee is authorized to grant Performance Units and Performance Shares to Grantees. The Committee may make grants of Performance Units or Performance Shares in such manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Units or Performance Shares, which may vary depending on the degree to which performance objectives established by the Committee are met.

          (b) PERFORMANCE CRITERIA. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or nonfinancial performance objectives as the Committee believes are relevant to the Company’s overall business objectives; (ii) determine the value of a Performance Unit or the number of shares under a Performance Share grant relative to performance objectives; (iii) notify each Grantee in writing of the established performance objectives and minimum, target, and maximum Performance Unit or Share value for such Performance Period.

          (c) MODIFICATION. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Company objectives because of a change in the Company’s business operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives as considered appropriate.

          (d) PAYMENT. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those financial and nonfinancial performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the pre-established minimum performance standards, as determined by the Committee. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee, solely

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in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

     4.2 SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES.

     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares (other than Restricted Stock), may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee which shall not exceed the amount necessary to pay the income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective income tax rate(s) applicable thereto. The Supplemental Payment shall be paid within 30 days of each date that such Performance Units or Performance Shares vest. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

     4.3 PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Performance Units or Performance Shares described in this Section 4 to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Performance Units or Performance Shares described in this Section 4 which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing,(i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

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SECTION 5

PROVISIONS RELATING TO PLAN PARTICIPATION

     5.1 PLAN CONDITIONS.

          (a) INCENTIVE AWARD AGREEMENT. Each Grantee to whom an Incentive Award is granted under the Plan shall be required to enter into an Incentive Award Agreement with the Company in a form provided by the Committee, which shall contain certain specific terms, as determined by the Committee, with respect to the Incentive Award and shall include provisions that the Grantee (i) shall not disclose any trade or secret data or any other confidential information of the Company acquired during employment by the Company or a Subsidiary, or after the termination of employment or Retirement, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, and (iii) shall not interfere with the employment of any other Company employee. An Incentive Award may include a noncompetition agreement with respect to the Grantee and/or such other terms and conditions, including, without limitation, rights of repurchase or first refusal, not inconsistent with the Plan, as shall be determined from time to time by the Committee. Incentive Award Agreements evidencing Incentive Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan, Incentive Award Agreement or any instrument executed pursuant to the Plan shall create any employment rights (including without limitation, rights to continued employment) in any Grantee or affect the right of the Company to terminate the employment of any Grantee at any time for any reason whether before the exercise date of any Option or during the Restriction Period of any Restricted Stock or during the Performance Period of any Performance Unit or Performance Share.

          (c) SECURITIES REQUIREMENTS. No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Incentive Award to comply with any law or regulation described in the second preceding sentence.

     5.2 TRANSFERABILITY.

          (a) NON-TRANSFERABLE AWARD. Unless otherwise provided in an Incentive Award Agreement, no Incentive Award and no right under the Plan, contingent or otherwise, other than Restricted Stock as to which restrictions have lapsed, shall be (i) assignable, saleable, or otherwise transferable by a Grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the

13

deceased Grantee’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this SECTION 5.2 shall be void and ineffective for all purposes.

          (b) ABILITY TO EXERCISE RIGHTS. Only the Grantee or his guardian (if the Grantee becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares, or otherwise exercise rights under the Plan. The executor or administrator of the Grantee’s estate, or the person or persons to whom the Grantee’s rights under any Incentive Award will pass by will or the laws of descent or distribution, shall be deemed to be the Grantee’s beneficiary or beneficiaries of the rights of the Grantee hereunder and shall be entitled to exercise such rights as are provided hereunder.

     5.3 RIGHTS AS A STOCKHOLDER.

     Except as otherwise provided in any Incentive Award Agreement, a Grantee of an Incentive Award or a transferee of such Grantee shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes a holder of record of such Common Stock. Except as otherwise provided in SECTION 5.5, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     5.4 LISTING AND REGISTRATION OF SHARES OF COMMON STOCK.

     Prior to issuance and/or delivery of shares of Common Stock, the Company shall consult with representatives of the Company, as appropriate, regarding compliance with laws, rules and regulations that apply to such shares. If necessary, the Company shall postpone the issuance and/or delivery of the affected shares of Common Stock upon any exercise of an Incentive Award until completion of such stock exchange listing, registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Incentive Award to comply with any law, rule or regulation described in the immediately preceding sentence.

     5.5 CHANGE IN STOCK AND ADJUSTMENTS.

          (a) CHANGES IN CAPITALIZATION. In the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of a change in capitalization of the Company or a combination, merger, or reorganization of the Company into or with any other corporation or any other transaction with similar effects, then, for all purposes, references herein to Common Stock or Restricted Stock shall mean and include all securities or other property (other than cash) that holders of Common Stock are entitled to receive in respect of Common Stock by reason of each successive aforementioned event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying Common Stock or Restricted Stock.

          (b) CHANGES IN LAW OR CIRCUMSTANCE. In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the

14

rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include without limitation changes with respect to (i) the aggregate number of shares that may be issued under the Plan, (ii) the number of shares subject to Incentive Awards and (iii) the price per share for outstanding Incentive Awards. The Committee shall give notice to each Grantee, and upon notice such adjustment shall be effective and binding for all purposes of the Plan.

          (c) PROVISIONS APPLICABLE TO SECTION 162(m) PARTICIPANTS. With respect to any Incentive Award granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 5.5 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Incentive Award to fail to so qualify under Section 162(m)(4)(C) or any successor provision thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option or other award is not to comply with such exemptive conditions.

     5.6 TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT.

          (a) TERMINATION OF EMPLOYMENT. Subject to SECTION 3.2, if an Employee’s employment with the Company, Parent or Subsidiary is terminated for any reason whatsoever other than death, Disability, Retirement, Involuntary Termination or Termination for Good Reason, any Incentive Award granted pursuant to the Plan outstanding at the time and all rights thereunder shall wholly and completely terminate, and unless otherwise established by the Committee, no further vesting shall occur and the Employee shall be entitled to exercise his or her rights with respect to the portion of the Incentive Award vested as of the date of termination for a period of thirty (30) calendar days after such termination date; provided however, that if an Employee is Terminated for Cause, such Employee’s right to exercise the vested portion of his or her Incentive Award shall terminate as of the date of termination of employment. In the event of termination for death, Disability, Retirement, or Change of Control, an Incentive Award may only be exercised as determined by the Committee and provided in the Incentive Award Agreement. However, the following shall be used as a general guideline.

          (b) RETIREMENT. Subject to SECTION 3.2, unless otherwise approved by the Committee, upon Retirement of an Employee:

               (i) any nonvested portion of any outstanding Incentive Award shall continue to vest after Retirement; and

               (ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Award Agreement with respect to such Incentive Awards; or (B) the expiration of six (6) months after the date of Retirement.

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          (c) DISABILITY OR DEATH. Subject to SECTION 3.2, unless otherwise approved by the Committee, upon termination of employment from the Company, Parent or Subsidiary as a result of Disability or death:

               (i) any nonvested portion of any outstanding Incentive Award shall continue to vest after Disability or death; and

               (ii) any vested Incentive Award shall expire upon the earlier of (A) the expiration date set forth in the Incentive Award Agreement with respect to such Incentive Awards; or (B) the first anniversary of such termination of such employment as a result of Disability or death.

          (d) INVOLUNTARY TERMINATION. Subject to SECTION 3.2, unless otherwise approved by the Committee, upon termination of employment from the Company, Parent or Subsidiary as a result of Involuntary Termination (not Change of Control):

               (i) any nonvested portion or any outstanding Incentive Award shall vest on a pro-rated basis based upon the number of months the terminated Employee has been employed within the applicable Performance Period or Term; and

               (ii) any vested Incentive Award shall expire upon the earlier of (A) the expiration date set forth in the Incentive Award Agreement with respect to such Incentive Awards or (B) the expiration of thirty (30) days after the date of Termination.

          (e) CONTINUATION. Subject to the express provisions of the Plan and the terms of any applicable Incentive Award Agreement, the Committee, in its discretion, may provide for the continuation of any Incentive Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Grantee ceases to be an employee.

     5.7 CHANGES OF CONTROL.

          (a) CHANGES OF CONTROL. In the event of Involuntary Termination or Termination for Good Reason within two years after a Change of Control:

               (i) all Options and Stock Appreciation Rights then outstanding shall become vested and immediately exercisable, notwithstanding any provision therein for the exercise in installments;

               (ii) all restrictions and conditions of all Restricted Stock then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, as of the date of the Change of Control; and

               (iii) to the extent determined by the Committee, all Performance Shares and Performance Units shall become vested, deemed earned in full and promptly paid to the Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

     For the purposes of this SECTION 5.7, a “Change of Control” shall mean a change of control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as such Schedule, Regulation and Act were in effect on the date of adoption of this Plan by the Board, assuming that such Schedule, Regulation and

16

Act applied to the Company, provided that such change of control shall be deemed to have occurred at such time as:

               (i) any “person” (as that term is used in SECTION 13(d) and 14(d)(2) of the Exchange Act) (other than the Company or an affiliate of the Company) becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities representing 30% or more of the combined voting power for election of members of the Board of the then outstanding voting securities of the Company or any successor of the Company;

               (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of the period;

               (iii) the equity holders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were equity holders of the Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of members of the Board (or equivalent) of the surviving entity following the effective date of such merger or consolidation; or

               (iv) the equity holders of the Company approve any merger or consolidation as a result of which the equity interests in the Company shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earnings power of the Company; provided however, that no Change of Control shall be deemed to have occurred if, prior to such time as a Change of Control would otherwise be deemed to have occurred, the Board determines otherwise.

          (b) RIGHT OF CASH-OUT. If approved by the Board prior to or within thirty (30) days after such time as a Change of Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change of Control is deemed to have occurred to require all, but not less than all, Grantees to transfer and deliver to the Company all Incentive Awards previously granted to Grantees in exchange for an amount equal to the “cash value” (defined below) of the Incentive Awards. Such right shall be exercised by written notice to all Grantees. For purposes of this SECTION 5.7(b), the cash value of an Incentive Award shall equal the sum of (i) all cash to which the Grantee would be entitled upon settlement or exercise of such Incentive Award and (ii) the excess of the “market value” (defined below) per share over the option price, if any, multiplied by the number of shares subject to such Incentive Award. For purposes of the preceding sentence, “market value” per share shall mean the higher of (i) the average of the Fair Market Value per share on each of the five trading days immediately following the date a Change of Control is deemed to have occurred or (ii) the highest price, if any, offered in connection with a Change of Control. The amount payable to each Grantee by the Company pursuant to this SECTION 5.7(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

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     5.8 AMENDMENTS TO INCENTIVE AWARDS.

     The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Incentive Award theretofore granted, prospectively or retroactively, with the consent of any relevant Grantee, subject to the limitations of SECTION 1.7.

     5.9 EXCHANGE OF INCENTIVE AWARDS.

     The Committee may, in its discretion, permit Grantees under the Plan to surrender outstanding Incentive Awards in order to exercise or realize the rights under other Incentive Awards, or in exchange for the grant of new Incentive Awards or require holders of Incentive Awards to surrender outstanding Incentive Awards as a condition precedent to the grant of new Incentive Awards.

     5.10 FINANCING.

     The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any Grantee (including a Grantee who is a Director of the Company) to purchase shares pursuant to exercise of an Incentive Award on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

SECTION 6

MISCELLANEOUS

     6.1 EFFECTIVE DATE AND GRANT PERIOD.

     This Plan shall become effective as of the date of Board approval (the “Effective Date”). Unless sooner terminated by the Board, the Plan shall terminate on October 31, 2013, unless extended. After the termination of the Plan, no Incentive Awards may be granted under the Plan, but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions.

     6.2 FUNDING.

     Except as provided under SECTION 3, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets in a manner that would provide any Grantee any rights that are greater than those of a general creditor of the Company, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund if such action would provide any Grantee with any rights that are greater than those of a general creditor of the Company. Grantees shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under applicable law. However, the Company may establish a “Rabbi Trust” for purposes of securing the payment pursuant to a Change of Control.

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     6.3 WITHHOLDING TAXES.

     The Company shall have the right to (i) make deductions from any settlement of an Incentive Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Incentive Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (rounded up to the next whole number) to be used to satisfy required tax withholding based on the Fair Market Value of any such shares of Common Stock, as of the delivery of shares or payment of cash in satisfaction of the applicable Incentive Award.

     6.4 CONFLICTS WITH PLAN.

     In the event of any inconsistency or conflict between the terms of the Plan and an Incentive Award Agreement, the terms of the Plan shall govern.

     6.5 NO GUARANTEE OF TAX CONSEQUENCES.

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

     6.6 SEVERABILITY.

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provision of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

     6.7 GENDER, TENSE AND HEADINGS.

     Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

     6.8 AMENDMENT AND TERMINATION.

     The Plan may be amended or terminated at any time by the Board by the affirmative vote of a majority of the members in office. The Plan, however, shall not be amended, without prior written consent of each affected Grantee if such amendment or termination of the Plan would adversely affect any material vested benefits or rights of such person.

     6.9 SECTION 280G PAYMENTS.

     In the event that the aggregate present value of the payments to a Grantee under the Plan, and any other plan, program, or arrangement maintained by the Company constitutes an “excess parachute payment” (within the meaning of Code Section 280G(b)(1)) and the excise tax on such payment would cause the net parachute payments (after taking into account federal, state and local income and excise taxes) to which the Grantee otherwise would be entitled to be less than what the

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Grantee would have netted (after taking into account federal, state and local income taxes) had the present value of his total parachute payments equaled $1.00 less than three times his “base amount” (within the meaning of Code Section 280G(b)(3)(A)), the Grantee’s total “parachute payments” (within the meaning of Code Section 280G(b)(2)(A) shall be reduced (by the minimum possible amount) so that their aggregate present value equals $1.00 less than three times such base amount. For purposes of this calculation, it shall be assumed that the Grantee’s tax rate will be the maximum marginal federal, state and local income tax rate on earned income, with such maximum federal rate to be computed with regard to Code Section 1(g), if applicable. In the event that the Grantee and the Company are unable to agree as to the amount of the reduction described above, if any, the Grantee shall select a law firm or accounting firm from among those regularly consulted (during the twelve-month period immediately prior to the change of control that resulted in the characterization of the payments as parachute payments) by the Company regarding federal income tax or employee benefit matters and such law firm or accounting firm shall determine the amount of such reduction and such determination shall be final and binding upon the Grantee and the Company.

     6.10 GOVERNING LAW.

     The Plan shall be construed in accordance with the laws of the State of New York, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority.

     6.11 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION.

     Notwithstanding any other provision of this Plan, this Plan, and any Incentive Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, and Incentive Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or Performance Unit or Performance Share described in Section 4 which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

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     IN WITNESS WHEREOF, this Plan has been executed this      th day of      , 2003, to be effective as of      , 2003.

By:

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EXHIBIT C

Certificate of Amendment of the Restated Certificate of Incorporation
of
MOTORCAR PARTS & ACCESSORIES, INC.
Under Section 805 of the Business Corporation Law

          It is hereby certified that:

          FIRST: The name of the corporation is Motorcar Parts & Accessories, Inc.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on April 2, 1968. The name under which the corporation was formed was Motorcar Parts Associates, Inc. It later became known as Motorcar Parts & Accessories, Inc.

          THIRD: The amendment of the certificate of incorporation of the corporation effected by this certificate of amendment is as follows: To change the name of the corporation to Motorcar Parts of America, Inc.

          FOURTH: To accomplish the foregoing amendment, Article FIRST of the certificate of incorporation of the corporation, relating to the name of the corporation, is hereby amended to read as follows:

     “FIRST: The name of the corporation is Motorcar Parts of America, Inc. The name under which the Corporation was formed was Motorcar Parts Associates, Inc. and it later became known as Motorcar Parts & Accessories, Inc.”

          FIFTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the consent in writing of all the members of the Board of Directors of the corporation, followed by the consent of holders of outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation at a meeting duly held, having not less than the minimum requisite proportion of votes, which has been given in accordance with Section 615 of the Business Corporation Law. Written notice has been given as and to the extent required by the said Section 615.

Signed on _____________, 2003

Name:
Title:

MOTORCAR PARTS & ACCESSORIES, INC.

COMMON STOCK	PROXY	BOARD OF DIRECTORS

This Proxy is solicited on behalf of the Board of Directors of
MOTORCAR PARTS & ACCESSORIES, INC.

     The undersigned hereby appoints Charles W. Yeagley and Kevin R. Keenan, and each of them, the true and lawful and proxies of the undersigned, with full power of substitution to vote all shares of the common stock, $0.01 par value per share (“Common Stock”), of MOTORCAR PARTS & ACCESSORIES, INC., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of MOTORCAR PARTS & ACCESSORIES, INC., to be held at 10:00 a.m., Pacific Time, on December 10, 2003 at the Torrance Marriott, 3635 Fashion Way, Torrance, California and any and all adjournments thereof (the “Meeting”), on the proposals set forth below and any other matters properly brought before the Meeting.

     Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR approval of Proposal 2, FOR approval of Proposal 3 and FOR approval of Proposal 4; if specific instructions are indicated, this Proxy will be voted in accordance therewith.

     All Proxies to vote at said Meeting or any adjournment heretofore given by the undersigned are hereby revoked. Receipt of Notice of Annual Meeting and Proxy Statement dated November      , 2003, is hereby acknowledged.

(See Reverse Side)

MOTORCAR PARTS & ACCESSORIES, INC.
2929 California Street
Torrance, CA 90503

Votes must be indicated (x) in Black or Blue ink

The Directors recommend a vote FOR all Nominees listed in Proposal 1 and approval of Proposal 2, Proposal 3 and Proposal 4.

1.	Election of Directors

☐	FOR all nominees listed below
☐	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	*EXCEPTIONS

Nominees: Selwyn Joffe, Mel Marks, Murray Rosenzweig, Douglas Horn, Irvin Siegel

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

2.	Proposal to ratify the appointment of Grant Thornton, LLP as the Company’s certified independent public accountants for the fiscal year ending March 31, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Proposal to approve the 2003 Long-Term Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Proposal to amend our Certificate of Incorporation to change the Company’s name from Motorcar Parts & Accessories, Inc. to Motorcar Parts of America, Inc.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	Such other matters as may properly come before the Meeting.

     Change of Address and/or Comments Mark Here ☐

     Dated:         , 2003

Signature(s)

Signature(s)

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title.